THE ADVISORS’ INNER CIRCLE FUND III

SouthernSun Small Cap Fund

SouthernSun U.S. Equity Fund

(the “Funds”)

Supplement dated October 13, 2023 to:

•	the Funds’ Summary Prospectuses, each dated January 28, 2023 (the “Summary Prospectuses”);
•	the Funds’ Prospectus (the “Prospectus”), dated January 28, 2023; and
•	the Funds’ Statement of Additional Information (the “SAI”), dated January 28, 2023, as supplemented.

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

Currently, Michael W. Cook and Phillip W. Cook serve as Portfolio Managers for the Funds. Effective October 16, 2023 (the “Effective Date”), (i) Michael W. Cook will move to the role of Chairman and will remain on the firm’s Management Team; he will no longer serve as Chief Executive Officer and Co-Chief Investment Officer of SouthernSun Asset Management, LLC (the “Adviser”), the Funds’ investment adviser, and thus will no longer serve as a Portfolio Manager of the Funds, and (ii) Phillip W. Cook has been appointed sole Chief Investment Officer of the Adviser and sole Portfolio Manager of the Funds. Accordingly, effective as of the Effective Date, the Summary Prospectuses, Prospectus and SAI are hereby amended and supplemented as follows:

1.	All references in the Summary Prospectuses, Prospectus and SAI to Michael W. Cook are deleted.

2.	The “Portfolio Managers” section of each Summary Prospectus, and the corresponding sections of the Prospectus, are deleted and replaced with the following:

Portfolio Manager

Phillip W. Cook, Chief Investment Officer and Portfolio Manager, has managed the Funds since 2021.

3.	The “Portfolio Managers” section of the Prospectus that precedes the “Purchasing and Selling Fund Shares” section is renamed “Portfolio Manager,” and in such section, the paragraph regarding Phillip W. Cook and the paragraph immediately following it are deleted and replaced with the following:

Phillip W. Cook, Chief Investment Officer and Portfolio Manager, joined the Adviser in 2006. He is responsible for all aspects of research and analysis, portfolio construction and risk management for both of the firm’s investment strategies. In addition, he is Managing Partner of the firm’s Management Team. Prior to joining the Adviser, Mr. Cook served as Analyst to the Chairman and CEO of Trivest Partners, a Miami-based private equity firm focused on middle-market LBOs. He received his B.S. in International Business, summa cum laude, from Auburn University. He also serves on the Board of Su Casa Family Ministries.

While Phillip W. Cook is the portfolio manager for the Funds, he is supported by the Adviser’s investment team, which includes Michael S. Cross, James P. Dorman and Treadwell B. Thompson. The investment team provides all analysis and company-specific research for current and future portfolio holdings in the Funds. Members of the team also provide input regarding portfolio management and construction; however, ultimate authority for all material investment decisions is maintained by the portfolio manager.

Please retain this supplement for future reference.

SAM-SK-001-0100

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